NUVEEN LARGE CAP VALUE FUND

SUPPLEMENT DATED JULY 12, 2012

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 29, 2012,

AS SUPPLEMENTED APRIL 10, 2012

Gerald C. Bren has announced that he will retire from Nuveen Asset Management, LLC on December 31, 2012. He will continue to act as a portfolio manager for the Fund until that time. Cori B. Johnson and Derek M. Sadowsky will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FLCVS-0712P